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[CHOICE ONE COMMUNICATION LOGO]

                                                                    EXHIBIT 99.1

CHOICE ONE CONTACT:
Phil Yawman
Executive Vice President
Phone: (585) 530-2604
pyawman@choiceonecom.com

CHOICE ONE COMMUNICATIONS FILES "PRE-PACKAGED" CHAPTER 11 PLAN TO ACHIEVE PREVIOUSLY ANNOUNCED FINANCIAL RESTRUCTURING

      ROCHESTER, New York - Oct. 6, 2004 - Choice One Communications:

      - Files "pre-packaged" chapter 11 plan to achieve previously announced financial restructuring

      -     Chapter 11 plan accepted by almost 100% of Company's lenders

      - Obtains commitments for $20 million of DIP financing for use during restructuring process, and for $30 million of permanent financing upon exit from chapter 11

      - Restructuring will substantially reduce Choice One's debt, strengthen its balance sheet, and increase its liquidity, enabling Company to remain a premier telecommunications provider

      -     Normal operations will continue throughout restructuring process

      -     All client services expected to continue without interruption

      -     Vendors will not be impaired

      - Company expects to complete restructuring process in less than 60 days

      Choice One Communications (OTCBB: CWON), an Integrated Communications Provider offering facilities-based voice and data telecommunications services, including Internet solutions, to clients in 29 Northeast and Midwest markets, today announced that, as previously indicated, it has filed for a "prepackaged" chapter 11 financial reorganization to restructure and substantially reduce the Company's debt, strengthen its balance sheet, and increase its liquidity. The plan was filed last night in U.S. Bankruptcy Court for the Southern District of New York.

      Choice One said it has received a commitment for $20 million of debtor-in-possession (DIP) financing from certain of its existing lenders, for whom General Electric Capital Corporation, through its GE Commercial Finance unit, is acting as agent. This new credit facility, along with the Company's cash on hand and cash flow from operations, will enhance the Company's continued ability to meet its obligations to clients, vendors and colleagues throughout the financial restructuring process, and to remain a premier provider of telecommunications services.

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CHOICE ONE FILES "PRE-PACKAGED" CHAPTER 11 PLAN TO ACHIEVE PREVIOUSLY ANNOUNCED
FINANCIAL RESTRUCTURING

      Reflecting the fundamental strength of Choice One's operations, and its future growth and earnings potential, the restructuring was accepted prior to the filing by almost 100% of the Company's lenders. It is expected that, based on this extraordinary degree of lender support, Choice One will complete its restructuring quickly, with the Company's exit from chapter 11 expected to occur in less than 60 days.

      "We are extremely gratified by the remarkably high degree of lender acceptance our financial restructuring plan has received," said Steve Dubnik, Chairman and Chief Executive Officer. "It's the strongest possible vote of confidence in the Choice One organization, and in our ability to remain a premier provider of telecommunications services, to continue to provide great service to our clients, and to grow our business, our customer base and our earnings over the long term."

      As previously indicated, the Company expects to continue normal operations throughout the restructuring process. All services provided to clients are expected to continue on a "business as usual" basis.

      During the restructuring process, Choice One intends to pay all accrued and accruing interest on its existing senior debt and to make all scheduled swap payments, as well as all interest payments on the DIP facility. Pursuant to the Company's chapter 11 plan, vendors will not be impaired.

      Under Choice One's Plan of Reorganization, the Company will (i) convert approximately $404 million of outstanding senior debt into $175 million of new senior secured term notes with a six-year term and 90% of the common stock of the reorganized Company; (ii) convert approximately $252 million of outstanding subordinated debt into the other 10% of such common stock and into two series of seven-year warrants to purchase additional shares of common stock from the reorganized Company; and (iii) upon completion of the restructuring, obtain a revolving credit facility of $30 million from a subset of its existing lenders to provide for ongoing working capital requirements. "This $30 million of permanent financing, which will replace our DIP facility when we exit chapter 11, will facilitate our access to the working capital we need to serve our clients and grow our business," Mr. Dubnik said.

      To ensure the continued stability of the Company's management, the Plan of Reorganization calls for certain restricted stock and/or stock option grants to be made in amounts and subject to conditions therein specified. Under the terms of the plan, and as previously indicated, the Company's existing preferred and common stockholders will not receive any recovery.

      Mr. Dubnik said: "This financial restructuring, in conjunction with the operational actions we took on Sept. 23, will support our continued leadership as a telecommunications provider both now and going forward. With more than 110,000 clients in our network, more than $320 million in recurring revenue, one of the industry's highest client retention rates, and more than 550,000 access lines, Choice One's future is very bright."

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CHOICE ONE FILES "PRE-PACKAGED" CHAPTER 11 PLAN TO ACHIEVE PREVIOUSLY ANNOUNCED
FINANCIAL RESTRUCTURING

ABOUT CHOICE ONE COMMUNICATIONS

      Headquartered in Rochester, New York, Choice One Communications Inc. (OTCBB: CWON) is a leading Integrated Communications Provider offering voice and data services including Internet solutions, to businesses in 29 metropolitan areas (markets) across 12 Northeast and Midwest states. Choice One reported $323 million of revenue in 2003, and provides services to more than 110,000 clients.

      Choice One's markets include: Hartford and New Haven, Connecticut; Rockford, Illinois; Bloomington/Evansville, Fort Wayne, Indianapolis, South Bend/Elkhart, Indiana; Springfield and Worcester, Massachusetts; Portland/Augusta, Maine; Grand Rapids and Kalamazoo, Michigan; Manchester/Portsmouth, New Hampshire; Albany, Buffalo, Rochester and Syracuse (including Binghamton, Elmira and Watertown), New York; Akron (including Youngstown), Columbus and Dayton, Ohio; Allentown, Erie, Harrisburg, Pittsburgh and Wilkes-Barre/Scranton, Pennsylvania; Providence, Rhode Island; Green Bay (including Appleton and Oshkosh), Madison and Milwaukee, Wisconsin.

      For further information about Choice One, visit our web site at www.choiceonecom.com or contact us at 1-888-832-5800.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends such forward-looking statements be subject to the safe harbors created thereby. The words "believe", "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of Choice One Communications Inc. ("the Company"). These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, continued compliance with covenants for borrowing under our bank credit facility, availability of financing, availability of significant operating cash flows, continued availability of regulatory approvals, the number of potential customers and average revenue for such customers in a market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates, the emergence of future opportunities, and the Company's ability to complete a financial restructuring, all of which could cause actual results and experiences to vary significantly from the Company's current business plan and to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, Registration No. 000-29279, filed with the Securities and Exchange Commission on March 30, 2004.

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